Merrill Lynch Investment Managers


Annual Report

March 31, 2001




Merrill Lynch
Global Technology
Fund, Inc.




www.mlim.ml.com



This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Global Technology Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.



Portfolio
Information
As of 3/31/01

Ten Largest Holdings                      Percent of
Represented in the Portfolio              Net Assets

Comverse Technology, Inc.                    3.7%
First Data Corporation                       2.8
Compaq Computer Corporation                  2.7
Amdocs Limited                               2.3
Sun Microsystems, Inc.                       2.3
VERITAS Software Corporation                 2.2
Altera Corporation                           2.1
Adobe Systems Incorporated                   2.1
Celestica Inc.                               2.0
QUALCOMM Incorporated                        2.0



Ten Largest Industries                    Percent of
Represented in the Portfolio              Net Assets

Software--Enterprise                        15.5%
Semiconductors                              13.1
Information Technology Services             10.6
Telecommunications                           8.5
Internet                                     5.6
Computer Systems                             4.7
Diversified Technology                       4.5
Personal Computers                           4.3
Telecommunications Equipment                 3.2
Semiconductor Equipment                      3.2



Merrill Lynch Global Technology Fund, Inc., March 31, 2001


DEAR SHAREHOLDER


Fiscal Year in Review
For the year ended March 31, 2001, Merrill Lynch Global Technology Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -65.82%, -66.16%, -66.16% and -65.88%, respectively.
(Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 - 6 of this report to shareholders.)

The year ended March 31, 2001 featured the worst 12 calendar months for technology stock-investing ever. More specifically, our benchmark - the unmanaged Merrill Lynch Technology 100 Index (MLO)-- and Merrill Lynch Global Technology Fund, Inc.'s Class A Shares, peaked on March 10, 2000 and troughed on April 4, 2001. Peak to trough, the MLO and the Fund's Class A Shares dropped 72% and 73%, respectively. For the year ended March 31, 2001, the total return for the MLO was -66%. However, for calendar year 2000, the Fund's performance was about in line with its competitors.

Although the year ended March 30, 2001 was the most challenging in technology investment history, and 12 months that we hope will never be repeated, it featured four periods of absolute and relative performance that told vastly different tales. Investors would actually have done very well if they invested only in the summer of 2000. What is interesting about this is that the summer months are typically seasonally weak for our sector. Our relative underperformance for the full horizon was because the Fund lagged the MLO by 700 basis points (7.00%) in 2001's first quarter. Actually, we underperformed for these three months because we trailed behind in January 2001 as some of technology's most cyclical stocks, such as semiconductors and semiconductor capital equipment, quickly and dramatically outperformed after the Federal Open Market Committee's (FOMC) surprise interest rate cut on January 3, 2001. We were underweighted in these areas, and they did indeed falter weeks later when investors concluded that there would be no quick fix to America's economic slowdown.

Portfolio Matters
During the period, we added value compared to the MLO with our industry selection in (order of greatest to least outperformance) the Internet (by superior stock selection), telecommunications equipment (by correct industry weighting), contract manufacturing (stock selection), telecommunications (stock selection), and medical technology (industry weighting). We underperformed most (in descending order) with our holdings in Internet software (poor stock selection), semiconductor capital equipment (wrong industry weight), data communications (industry weighting), personal computers (stock selection and industry weighting), and enterprise software (stock selection).

On a stock basis, the following companies added the most relative value compared to the MLO: Sanmina Corporation (contract manufacturing); Foundry Networks, Sycamore Networks, Redback Networks Inc., Corvis Corporation, and Finisar Corporation (all involved in the data communications and telecommunications equipment food chain); BroadVision, Inc. (enterprise software); Handspring, Inc. (personal digital assistants, or PDAs); and Advanced Micro Devices, Inc. (AMD) (semiconductors). Sanmina and AMD were savvy selections. We did relatively well by deciding to not own the other stocks that were among the benchmark's worst performers as telecommunications vendors and enterprise customers stopped spending on equipment to build their networks as their own businesses weakened and they became cash strapped.

Our worst relative stock choices were: Micron Technology, Inc., Teradyne, Inc., Applied Materials, Inc. and KLA-Tencor Corporation (all semiconductor related); webMethods, Inc. and Electronic Arts (software); CIENA Corporation and Cisco Systems, Inc. (telecommunications equipment); Apple Computer, Inc. (personal computers); and Palm, Inc. (PDAs). We underperformed because we did not own enough of the semiconductor stocks, particularly when this cyclical group popped after the FOMC lowered interest rates on January 3, 2001. WebMethods was a poor choice, but it has since recovered. We have never owned or believed in Apple; and, unfortunately, it relatively soared when value investors purchased it. The telecommunications equipment spending slowdown hit CIENA and Cisco. Palm has a wonderful opportunity with its dominant market share in the future generation of personal computing, PDAs. Unfortunately, the company has executed badly, and the stock shows it. Therefore, we have drastically reduced the position. Although we do not own KLA-Tencor and Electronic Arts, we kept at least minimal positions in the other short-term losers listed in this paragraph. Some of these stocks (for example, webMethods) have been relative outperformers since March 31, 2001.

Market Outlook
We would like to tell shareholders that technology fundamentals are stabilizing or starting to show solid signs of improvement, however, we can't. What we have found, and in retrospect it should not have been such a surprise, is how closely consumer (to a lesser degree) and corporate (to a greater degree) technology-spending tracks the economy. Although US Government statistics have not yet declared a recession, we have been in a technology spending recession since the fall of 2000. It was startling to see how quickly technology budgets at enterprises and telecommunications carriers decelerated, and there has been no obvious pickup in activity.

With this scenario, is there any reason at all to be optimistic about the technology sector? There may be several reasons, but the most important one follows. In order to help revive the US economy, the FOMC has lowered the Federal Fund rate four times, or a total of 200 basis points, since 2001 began. Another reduction is anticipated for the group's next meeting on May 15, 2001. There is no doubt that these moves will be effective in the long run, in our opinion. Recessions do not last forever, particularly under Chairman Alan Greenspan's reign. As soon as the economy stabilizes and then shows hints of reacceleration, we believe cyclical technology stocks should begin to rebound. Will we return to the glory days for technology stock valuations of the 1999 Internet bubble? Probably not, in our opinion. However, since there are few buyers of technology gear that refute the productivity enhancement that these products and services bring, they will spend again. This will be enough to bring the sector back to life. We do not need the rebirth of the dotcoms, or a return to the giddy valuations of old to trigger technology stock outperformance again. We believe that this group should still comprise a significant amount of many investors' equity portfolios.

With this in mind, what is a "significant" technology weighting in an equity portfolio? Consider this: At the peak of the NASDAQ and the Internet bubble on March 10, 2000, technology and telecommunications stocks were about 35% of the market capitalization of the unmanaged Standard & Poor's 500 Index. Currently, the technology bear market has taken the weighting to about 17%. So, for investors who find their portfolios more than 17% weighted to technology stocks, they are overweighted in the market or rather, to the world's most recognized benchmark.

We believe that the current environment calls for short-term caution but long-term optimism for technology stocks. As the world's economies begin to show clearer signs of a recovery, then and only then, in our opinion, should an overweight position in technology be considered with the clear recognition that these stocks are extremely volatile and are not for the weak hearted or the short-term investor. Likewise, the Fund should be considered as a vehicle for diversification purposes and not as a complete investment program.

In Conclusion
We thank you for your continued investment in Merrill Lynch Global Technology Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


(Terry K. Glenn)
Terry K. Glenn
President and Director



(Paul G. Meeks)
Paul G. Meeks
Senior Vice President and
Portfolio Manager



May 7, 2001




Merrill Lynch Global Technology Fund, Inc., March 31, 2001


PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Aggregate Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Total Return
Based on a $10,000
Investment


A line graph depicting Total Return Based on a $10,000 investment of the Merrill Lynch Global Technology Fund Inc.'s Class A and Class B Shares compared to growth of the S&P 500 Index++++. Beginning and ending values are:

                                      6/28/98**        3/01

ML Global Technology Fund, Inc.++--
Class A Shares*                       $10,000        $ 9,654

ML Global Technology Fund, Inc.++--
Class B Shares*                       $10,000        $ 9,710

S&P 500 Index++++                     $10,000        $10,600



A line graph depicting Total Return Based on a $10,000 investment of the Merrill Lynch Global Technology Fund Inc.'s Class C and Class D Shares compared to growth of the S&P 500 Index++++. Beginning and ending values are:

                                      6/28/98**        3/01

ML Global Technology Fund, Inc.++--
Class A Shares*                       $10,000        $ 9,908

ML Global Technology Fund, Inc.++--
Class B Shares*                       $10,000        $ 9,595

S&P 500 Index++++                     $10,000        $10,600


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML Global Technology Fund, Inc. invests primarily in equity securities of issuers that, in the opinion of the Manager, derive a substantial portion of their income from products and services in technology-related industries.
++++This unmanaged broad-based Index is comprised of common stocks. Past performance is not predictive of future results.



Average Annual
Total Return

                                     % Return Without % Return With
Class A Shares*                        Sales Charge   Sales Charge**

One Year Ended 3/31/01                    -65.82%        -67.61%
Inception (6/26/98) through 3/31/01       + 0.68         - 1.27

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
Class B Shares*                        Without CDSC     With CDSC**

One Year Ended 3/31/01                    -66.16%        -67.41%
Inception (6/26/98) through 3/31/01       - 0.33         - 1.00

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
Class C Shares*                        Without CDSC    With CDSC**

One Year Ended 3/31/01                    -66.16%        -66.47%
Inception (6/26/98) through 3/31/01       - 0.33         - 0.33

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge

One Year Ended 3/31/01                    -65.88%        -67.67%
Inception (6/26/98) through 3/31/01       + 0.45         - 1.49

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Global Technology Fund, Inc., March 31, 2001


PERFORMANCE DATA (concluded)

Recent
Performance
Results*
                                                       6 Month            12 Month        Since Inception
As of March 31, 2001                                 Total Return       Total Return        Total Return
ML Global Technology Fund, Inc. Class A Shares          -61.44%            -65.82%              +1.89%
ML Global Technology Fund, Inc. Class B Shares          -61.63             -66.16               -0.91
ML Global Technology Fund, Inc. Class C Shares          -61.61             -66.16               -0.91
ML Global Technology Fund, Inc. Class D Shares          -61.45             -65.88               +1.26

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
 Fund commenced operations on 6/26/98.


SCHEDULE OF INVESTMENTS                                                                                       (IN US DOLLARS)
                                     Shares                                                                         Percent of
COUNTRY    Industries                 Held                      Stocks                     Cost           Value     Net Assets
Canada     Contract Manufacturers   1,001,500 ++Celestica Inc.                       $   30,229,940    $  27,621,370    2.0%

                                                Total Investments in Canada              30,229,940       27,621,370    2.0


Finland    Telecommunications         350,600   Nokia Oyj 'A' (ADR)*                     12,024,633        8,414,400    0.6
           Equipment

                                                Total Investments in Finland             12,024,633        8,414,400    0.6


Israel     Software--Enterprise       363,000 ++Check Point Software
                                                Technologies Ltd.                        31,432,692       17,242,500    1.2

                                                Total Investments in Israel              31,432,692       17,242,500    1.2


Singapore  Contract Manufacturers   1,004,500 ++Flextronics International Ltd.            5,094,748       15,067,500    1.1

                                                Total Investments in Singapore            5,094,748       15,067,500    1.1


Taiwan     Semiconductors             396,900 ++Taiwan Semiconductor Manufacturing
                                                Company Ltd. (ADR)*                       7,540,178        7,739,550    0.6

                                                Total Investments in Taiwan               7,540,178        7,739,550    0.6


United     Computer Systems           662,900 ++EMC Corporation                           7,290,326       19,489,260    1.4
States                                311,700   Hewlett-Packard Company                   9,322,275        9,746,859    0.7
                                       41,900   International Business Machines
                                                Corporation                               3,767,237        4,029,942    0.3
                                    1,999,600 ++Sun Microsystems, Inc.                   37,644,802       30,713,856    2.3
                                                                                     --------------   --------------  ------
                                                                                         58,024,640       63,979,917    4.7

           Data                     1,154,100 ++Cisco Systems, Inc.                      26,989,736       18,177,075    1.3
           Communications             151,100 ++Juniper Networks, Inc.                   12,671,554        5,734,245    0.4
                                                                                     --------------   --------------  ------
                                                                                         39,661,290       23,911,320    1.7

           Diversified                535,000 ++Best Buy Co., Inc.                       22,534,404       19,238,600    1.4
           Technology                 251,900 ++Calpine Corporation                      13,772,466       13,872,133    1.0
                                      494,200 ++IndyMac Mortgage Holdings, Inc.          12,311,383       14,203,308    1.0
                                      332,600   Tyco International Ltd.                  15,214,210       14,378,298    1.1
                                                                                     --------------   --------------  ------
                                                                                         63,832,463       61,692,339    4.5


Merrill Lynch Global Technology Fund, Inc., March 31, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                           (IN US DOLLARS)
                                     Shares                                                                        Percent of
COUNTRY    Industries                 Held                      Stocks                     Cost          Value     Net Assets
United     Information Technology     318,700 ++Affiliated Computer Services,
States     Services                             Inc. (Class A)                       $   20,020,895    $  20,683,630    1.5%
(concluded)                           593,200 ++Concord EFS, Inc.                        23,458,843       23,987,525    1.7
                                      404,300 ++Convergys Corporation                    15,594,814       14,583,101    1.1
                                      260,700   Electronic Data Systems Corporation      15,211,937       14,562,702    1.1
                                      650,400   First Data Corporation                   38,691,869       38,835,384    2.8
                                      129,400   Investors Financial Services              9,833,368        7,577,987    0.6
                                      678,700   Paychex, Inc.                            27,610,127       25,111,900    1.8
                                                                                     --------------   --------------  ------
                                                                                        150,421,853      145,342,229   10.6

           Internet                   647,500 ++AOL Time Warner Inc.                     20,662,869       25,997,125    1.9
                                      634,500 ++Gemstar-TV Guide International, Inc.     39,159,555       18,241,875    1.3
                                      899,200 ++Liberate Technologies, Inc.              10,854,457        7,362,200    0.6
                                      659,000 ++TMP Worldwide Inc.                       40,229,664       24,753,688    1.8
                                                                                     --------------   --------------  ------
                                                                                        110,906,545       76,354,888    5.6

           Medical Technology         182,200 ++Genentech, Inc.                           8,283,465        9,201,100    0.7
                                      325,000   Pharmacia Corporation                    16,395,712       16,370,250    1.2
                                    1,055,200 ++WebMD Corporation                         8,003,983        5,836,575    0.4
                                                                                     --------------   --------------  ------
                                                                                         32,683,160       31,407,925    2.3

           Optical Components &       357,500 ++CIENA Corporation                        30,253,754       14,925,625    1.1
           Networking                 426,100 ++ONI Systems Corp.                        22,317,832        8,308,950    0.6
                                                                                     --------------   --------------  ------
                                                                                         52,571,586       23,234,575    1.7

           Peripherals                417,600 ++Brocade Communications
                                                Systems, Inc.                            27,453,685        8,723,664    0.7
                                      282,400 ++Lexmark International Group,
                                                Inc. (Class A)                           13,086,953       12,854,848    0.9
                                      542,300 ++Palm, Inc.                                9,586,706        4,558,709    0.3
                                                                                     --------------   --------------  ------
                                                                                         50,127,344       26,137,221    1.9

           Personal Computers       2,013,000   Compaq Computer Corporation              41,978,351       36,636,600    2.7
                                      864,600 ++Dell Computer Corporation                21,882,219       22,209,412    1.6
                                                                                     --------------   --------------  ------
                                                                                         63,860,570       58,846,012    4.3

           Semiconductor              575,600 ++Applied Materials, Inc.                  29,759,517       25,038,600    1.8
           Equipment                  516,000 ++LAM Research Corp.                       13,705,161       12,222,750    0.9
                                      205,000 ++Teradyne, Inc.                            7,649,411        6,765,000    0.5
                                                                                     --------------   --------------  ------
                                                                                         51,114,089       44,026,350    3.2

           Semiconductors             863,300 ++Advanced Micro Devices, Inc.             22,784,994       22,911,982    1.6
                                    1,346,200 ++Altera Corporation                       26,248,175       28,775,025    2.1
                                      213,000 ++Analog Devices, Inc.                     12,348,739        7,719,120    0.5
                                    1,360,400 ++Conexant Systems, Inc.                   13,981,690       12,158,575    0.9
                                      651,200   Intel Corporation                        24,713,691       17,134,700    1.3
                                      374,100 ++LSI Logic Corporation                     7,729,430        5,884,593    0.4
                                      440,000 ++Maxim Integrated Products, Inc.           6,291,870       18,299,600    1.3
                                      525,500 ++Micron Technology, Inc.                  23,910,822       21,824,015    1.6
                                      271,000   STMicroelectronics NV (NY
                                                Registered Shares)                       12,395,726        9,260,070    0.7
                                      202,600   Texas Instruments Incorporated            7,818,456        6,276,548    0.5
                                      614,900 ++Xilinx, Inc.                             17,423,421       21,559,931    1.6
                                                                                     --------------   --------------  ------
                                                                                        175,647,014      171,804,159   12.5

           Software--Enterprise       818,300   Adobe Systems Incorporated               43,236,655       28,624,134    2.1
                                      654,600 ++Amdocs Limited                           47,489,011       31,355,340    2.3
                                      599,800 ++BEA Systems, Inc.                        41,342,709       17,619,125    1.3
                                      850,200   Computer Associates
                                                International, Inc.                      30,985,574       23,125,440    1.6
                                      662,200 ++Intuit Inc.                              27,979,922       18,293,275    1.3
                                      475,100 ++Microsoft Corporation                    27,803,763       25,952,337    1.9
                                      878,800 ++Oracle Corporation                       15,494,691       13,164,424    1.0
                                      197,800 ++Symantec Corporation                      9,817,603        8,258,150    0.6
                                      652,900 ++VERITAS Software Corporation              9,732,711       30,183,567    2.2
                                                                                     --------------   --------------  ------
                                                                                        253,882,639      196,575,792   14.3

           Software--Internet         326,400 ++Mercury Interactive Corp.                38,480,489       13,668,000    1.0
                                      307,800 ++webMethods, Inc.                         27,173,741        6,406,088    0.5
                                                                                     --------------   --------------  ------
                                                                                         65,654,230       20,074,088    1.5

           Telecommunications         466,800 ++Comcast Corporation (Class A)            20,719,557       19,576,425    1.4
                                      866,000 ++Comverse Technology, Inc.                76,917,595       50,998,740    3.7
                                      192,200 ++Cox Communications, Inc. (Class A)        8,383,104        8,550,978    0.6
                                      471,800 ++QUALCOMM Incorporated                    30,358,841       26,686,188    2.0
                                      584,000 ++Sprint Corp. (PCS Group)                 16,701,498       11,096,000    0.8
                                                                                     --------------   --------------  ------
                                                                                        153,080,595      116,908,331    8.5

           Telecommunications         574,500 ++Sonus Networks, Inc.                     23,385,603       11,454,094    0.8
           Equipment                  598,900 ++Tellabs, Inc.                            33,333,598       24,330,313    1.8
                                                                                     --------------   --------------  ------
                                                                                         56,719,201       35,784,407    2.6

                                                Total Investments in the
                                                United States                         1,378,187,219    1,096,079,553   79.9

                                                Total Investments in Stocks           1,464,509,410    1,172,164,873   85.4


Merrill Lynch Global Technology Fund, Inc., March 31, 2001


SCHEDULE OF INVESTMENTS (concluded)                                                                           (IN US DOLLARS)
                                     Shares                                                                        Percent of
COUNTRY    Industries                 Held                      Stocks                     Cost          Value     Net Assets
           Commercial             $12,555,000   General Motors Acceptance
           Paper**                              Corp., 5.38% due 4/02/2001           $   12,551,247   $   12,551,247    0.9%
                                                J.P. Morgan Securities Inc.:
                                   20,000,000     5.17% due 4/03/2001                    19,991,383       19,991,383    1.5
                                   23,000,000     5.22% due 4/05/2001                    22,983,325       22,983,325    1.7
                                   24,000,000   Paccar Financial Corp., 5% due
                                                4/30/2001                                23,900,000       23,900,000    1.7
                                                                                     --------------   --------------  ------
                                                                                         79,425,955       79,425,955    5.8

           US Government                        Federal Home Loan Mortgage Corp.:
           Agency                  28,000,000     5.13% due 4/03/2001                    27,988,030       27,988,030    2.1
           Obligations**           50,000,000     4.78% due 4/24/2001                    49,840,667       49,840,667    3.6
                                                                                     --------------   --------------  ------
                                                                                         77,828,697       77,828,697    5.7

           Total Investments in Short-Term Securities                                   157,254,652      157,254,652   11.5

           Total Investments                                                         $1,621,764,062    1,329,419,525   96.9
                                                                                     ==============
           Other Assets Less Liabilities                                                                  42,297,171    3.1
                                                                                                      --------------  ------
           Net Assets                                                                                 $1,371,716,696  100.0%
                                                                                                      ==============  ======


          *American Depositary Receipts (ADR).
         **Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
         ++Non-income producing security.

           See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
                    As of March 31, 2001
Assets:             Investments, at value (identified cost--$1,621,764,062)                               $1,329,419,525
                    Receivables:
                      Securities sold                                                  $   63,352,381
                      Capital shares sold                                                   1,879,628
                      Dividends                                                               225,249         65,457,258
                                                                                       --------------
                    Prepaid registration fees                                                                    108,209
                                                                                                          --------------
                    Total assets                                                                           1,394,984,992
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                 16,463,234
                      Capital shares redeemed                                               3,415,969
                      Investment adviser                                                    1,166,817
                      Distributor                                                             843,378         21,889,398
                                                                                       --------------
                    Accrued expenses and other liabilities                                                     1,378,898
                                                                                                          --------------
                    Total liabilities                                                                         23,268,296
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,371,716,696
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $.10 par value,
Consist of:         100,000,000 shares authorized                                                         $    3,441,149
                    Class B Shares of Common Stock, $.10 par value,
                    200,000,000 shares authorized                                                              7,303,777
                    Class C Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                              1,595,338
                    Class D Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                              1,796,604
                    Paid-in capital in excess of par                                                       2,158,338,915
                    Accumulated investment loss--net                                                            (32,992)
                    Accumulated realized capital losses on investments--net                                (398,480,592)
                    Accumulated distributions in excess of realized capital
                    gains on investments--net                                                              (109,900,966)
                    Unrealized depreciation on investments--net                                            (292,344,537)
                                                                                                          --------------
                    Net assets                                                                            $1,371,716,696
                                                                                                          ==============


Net Asset           Class A--Based on net assets of $339,411,860 and
Value:              34,411,493 shares outstanding                                                         $         9.86
                                                                                                          ==============
                    Class B--Based on net assets of $702,670,775 and
                    73,037,767 shares outstanding                                                         $         9.62
                                                                                                          ==============
                    Class C--Based on net assets of $153,445,838 and
                    15,953,378 shares outstanding                                                         $         9.62
                                                                                                          ==============
                    Class D--Based on net assets of $176,188,223 and
                    17,966,042 shares outstanding                                                         $         9.81
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch Global Technology Fund, Inc., March 31, 2001


STATEMENT OF OPERATIONS
                    For the Year Ended March 31, 2001
Investment          Interest and discount earned                                                          $   18,117,960
Income:             Dividends (net of $21,850 foreign withholding tax)                                           631,777
                    Other                                                                                        349,977
                                                                                                          --------------
                    Total income                                                                              19,099,714
                                                                                                          --------------

Expenses:           Investment advisory fees                                           $   29,181,377
                    Account maintenance and distribution fees--Class B                     16,176,163
                    Account maintenance and distribution fees--Class C                      3,416,260
                    Transfer agent fees--Class B                                            2,479,632
                    Transfer agent fees--Class A                                              942,476
                    Account maintenance fees--Class D                                         939,022
                    Transfer agent fees--Class C                                              561,481
                    Transfer agent fees--Class D                                              511,840
                    Registration fees                                                         473,773
                    Accounting services                                                       453,283
                    Printing and shareholder reports                                          256,030
                    Custodian fees                                                            198,511
                    Professional fees                                                         186,952
                    Organization expenses                                                      47,827
                    Directors' fees and expenses                                               43,544
                    Pricing fees                                                                5,537
                    Other                                                                     143,647
                                                                                       --------------
                    Total expenses                                                                            56,017,355
                                                                                                          --------------
                    Investment loss--net                                                                     (36,917,641)
                                                                                                          --------------

Realized &          Realized loss from investments--net                                                     (505,529,987)
Unrealized          Change in unrealized appreciation/depreciation on
Loss on             investments--net                                                                      (2,184,290,422)
Investments--Net:                                                                                         --------------
                    Net Decrease in Net Assets Resulting from Operations                                 $(2,726,738,050)
                                                                                                          --------------

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                  For the
                                                                                                Year Ended
                                                                                                 March 31,
                    Increase (Decrease) in Net Assets:                                     2001               2000
Operations:         Investment loss--net                                               $  (36,917,641)    $  (28,618,469)
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                    (505,529,987)       228,978,687
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                   (2,184,290,422)     1,487,066,703
                                                                                       --------------     --------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                         (2,726,738,050)     1,687,426,921
                                                                                       --------------     --------------

Distributions to    In excess of realized gain on investments--net:
Shareholders:         Class A                                                             (26,269,280)                --
                      Class B                                                             (57,661,598)                --
                      Class C                                                             (11,994,247)                --
                      Class D                                                             (13,975,841)                --

                    Net decrease in net assets resulting from distributions
                    to shareholders                                                      (109,900,966)                --
                                                                                       --------------     --------------

Capital Share       Net increase in net assets from capital share transactions            199,368,273      1,472,496,394
Transactions:                                                                          --------------     --------------

Net Assets:         Total increase (decrease) in net assets                            (2,637,270,743)     3,159,923,315
                    Beginning of year                                                   4,008,987,439        849,064,124
                                                                                       --------------     --------------
                    End of year*                                                       $1,371,716,696     $4,008,987,439
                                                                                       ==============     ==============

                    *Accumulated investment loss--net                                  $     (32,992)     $           --
                                                                                       ==============     ==============

                    See Notes to Financial Statements.


Merrill Lynch Global Technology Fund, Inc., March 31, 2001


FINANCIAL HIGHLIGHTS
                                                                                              Class A
The following per share data and ratios have been derived from                        For the                For the Period
information provided in the financial statements.                                    Year Ended             June 26, 1998++
                                                                                     March 31,                to March 31,
Increase (Decrease) in Net Asset Value:                                           2001          2000            1999
Per Share           Net asset value, beginning of period                      $     29.81    $     13.59     $     10.00
Operating                                                                     -----------    -----------     -----------
Performance:        Investment loss--net                                        (.11)++++      (.16)++++           (.05)
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                        (18.99)          16.38            3.64
                                                                              -----------    -----------     -----------
                    Total from investment operations                              (19.10)          16.22            3.59
                                                                              -----------    -----------     -----------
                    Less distributions in excess of realized gain on
                    investments--net                                                (.85)             --              --
                                                                              -----------    -----------     -----------
                    Net asset value, end of period                            $      9.86    $     29.81     $     13.59
                                                                              ===========    ===========     ===========

Total Investment    Based on net asset value per share                           (65.82%)        119.35%       35.90%+++
Return:**                                                                     ===========    ===========     ===========

Ratios to Average   Expenses                                                        1.17%          1.11%          1.25%*
Net Assets:                                                                   ===========    ===========     ===========
                    Investment loss--net                                           (.53%)         (.70%)         (.74%)*
                                                                              ===========    ===========     ===========

Supplemental        Net assets, end of period (in thousands)                  $   339,412    $   853,810     $    41,382
Data:                                                                         ===========    ===========     ===========
                    Portfolio turnover                                            122.11%         60.03%          49.72%
                                                                              ===========    ===========     ===========



                                                                                               Class B
The following per share data and ratios have been derived from                          For the            For the Period
information provided in the financial statements.                                      Year Ended         June 26, 1998++
                                                                                       March 31,            to March 31,
Increase (Decrease) in Net Asset Value:                                            2001          2000           1999
Per Share           Net asset value, beginning of period                      $     29.28    $     13.48     $     10.00
Operating                                                                     -----------    -----------     -----------
Performance:        Investment loss--net                                             (.33)++++      (.35)++++       (.13)
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                         (18.58)         16.15            3.61
                                                                              -----------    -----------     -----------
                    Total from investment operations                               (18.91)         15.80            3.48
                                                                              -----------    -----------     -----------
                    Less distributions in excess of realized gain on
                    investments--net                                                 (.75)            --              --
                                                                              -----------    -----------     -----------
                    Net asset value, end of period                            $      9.62    $     29.28     $     13.48
                                                                              ===========    ===========     ===========

Total Investment    Based on net asset value per share                            (66.16%)       117.21%          34.80%+++
Return:**                                                                     ===========    ===========     ===========

Ratios to Average   Expenses                                                        2.18%          2.13%           2.27%*
Net Assets:                                                                   ===========    ===========     ===========
                    Investment loss--net                                           (1.55%)        (1.75%)         (1.76%)*
                                                                              ===========    ===========     ===========

Supplemental        Net assets, end of period (in thousands)                  $   702,671    $ 2,234,836     $   565,111
Data:                                                                         ===========    ===========     ===========
                    Portfolio turnover                                            122.11%         60.03%          49.72%
                                                                              ===========    ===========     ===========


                                                                                              Class C
The following per share data and ratios have been derived from                        For the              For the Period
information provided in the financial statements.                                    Year Ended           June 26, 1998++
                                                                                     March 31,              to March 31,
Increase (Decrease) in Net Asset Value:                                          2001           2000            1999
Per Share           Net asset value, beginning of period                      $     29.28    $     13.48     $     10.00
Operating                                                                     -----------    -----------     -----------
Performance:        Investment loss--net                                             (.33)++++      (.35)++++       (.13)
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                         (18.58)         16.15            3.61
                                                                              -----------    -----------     -----------
                    Total from investment operations                               (18.91)         15.80            3.48
                                                                              -----------    -----------     -----------
                    Less distributions in excess of realized gain on
                    investments--net                                                 (.75)            --              --
                                                                              -----------    -----------     -----------
                    Net asset value, end of period                            $      9.62    $     29.28     $     13.48
                                                                              ===========    ===========     ===========

Total Investment    Based on net asset value per share                            (66.16%)       117.21%          34.80%+++
Return:**                                                                     ===========    ===========     ===========

Ratios to Average   Expenses                                                        2.19%         2.14%           2.28%*
Net Assets:                                                                   ===========    ===========     ===========
                    Investment loss--net                                           (1.56%)        (1.76%)         (1.76%)*
                                                                              ===========    ===========     ===========

Supplemental        Net assets, end of period (in thousands)                  $   153,446    $   446,669     $   127,461
Data:                                                                         ===========    ===========     ===========
                    Portfolio turnover                                            122.11%         60.03%          49.72%
                                                                              ===========    ===========     ===========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Global Technology Fund, Inc., March 31, 2001

FINANCIAL HIGHLIGHTS (concluded)
                                                                                               Class D
The following per share data and ratios have been derived from                        For the               For the Period
information provided in the financial statements.                                    Year Ended            June 26, 1998++
                                                                                     March 31,               to March 31,
Increase (Decrease) in Net Asset Value:                                           2001           2000            1999
Per Share           Net asset value, beginning of period                      $     29.68    $     13.56     $     10.00
Operating                                                                     -----------    -----------     -----------
Performance:        Investment loss--net                                             (.16)++++      (.20)++++       (.07)
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                         (18.89)         16.32            3.63
                                                                              -----------    -----------     -----------
                    Total from investment operations                               (19.05)         16.12            3.56
                                                                              -----------    -----------     -----------
                    Less distributions in excess of realized
                    gain on investments--net                                         (.82)            --              --
                                                                              -----------    -----------     -----------
                    Net asset value, end of period                            $      9.81    $     29.68      $    13.56
                                                                              ===========    ===========     ===========

Total Investment    Based on net asset value per share                            (65.88%)       118.88%       35.60%+++
Return:**                                                                     ===========    ===========     ===========

Ratios to Average   Expenses                                                        1.41%          1.37%          1.50%*
Net Assets:                                                                   ===========    ===========     ===========
                    Investment loss--net                                            (.78%)         (.98%)         (1.00%)*
                                                                              ===========    ===========     ===========

Supplemental        Net assets, end of period (in thousands)                  $   176,188    $   473,672      $  115,110
Data:                                                                         ===========    ===========     ===========
                    Portfolio turnover                                            122.11%         60.03%          49.72%
                                                                              ===========    ===========     ===========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global Technology Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select
Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation, and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.



Merrill Lynch Global Technology Fund, Inc., March 31, 2001


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective April 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. As of March 31, 2001, no debt securities were held by the Fund.

(f) Organizational expenses--In accordance with Statement of Position 98-5, unamortized organization expenses of $47,827 were expensed during the year ended March 31, 2001. This was considered to be a change in accounting principle and had no material impact on the operations of the Fund.

(g) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

(h) Security loans--The Fund receives compensation in the form of fees, or it retains a portion of the interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $36,884,649 have been reclassified between paid-in capital in excess of par and accumulated net investment loss and $236 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the administrative services necessary for the operation of the Fund. As compensation for its services to the Fund, MLIM receives monthly compensation at the annual rate of 1% of the average daily net assets of the Fund not exceeding $1 billion and
 .95% of the average net assets of the Fund in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund, in accordance with Rule 12b-1 under the Investment Fund Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee and distribution fee. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                               Account          Distribution
                           Maintenance Fee          Fee

Class B                         .25%               .75%
Class C                         .25%               .75%
Class D                         .25%                --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended March 31, 2001, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                     FAMD            MLPF&S

Class A                             $ 2,070         $ 20,067
Class D                             $49,214         $738,113


For the year ended March 31, 2001, MLPF&S received contingent deferred sales charges of $2,390,191 and $134,089 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $105,087 and $69,632 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.

In addition, MLPF&S received $479,643 in commissions on the execution of portfolio security transactions for the Fund for the year ended March 31, 2001.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by MLIM through December 31, 2000. Up to this date, the Fund reimbursed MLIM $293,292 for these services. As of January 1, 2001, accounting services are provided to the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended March 31, 2001 were $3,403,146,959 and $3,316,561,050, respectively.

Net realized gains (losses) for the year ended March 31, 2001 and net unrealized losses as of March 31, 2001 were as follows:


                                   Realized      Unrealized
                                Gains (Losses)     Losses

Long-term investments           $(503,294,992) $ (292,344,537)
Short-term investments                 14,019              --
Options written                    (2,249,014)             --
                                -------------  --------------
Total                           $(505,529,987) $ (292,344,537)
                                =============  ==============


As of March 31, 2001, net unrealized depreciation for Federal income tax purposes aggregated $338,111,613, of which $97,079,656 related to appreciated securities and $435,191,269 related to depreciated securities. The aggregate cost of investments at March 31, 2001 for Federal income tax purposes was $1,667,531,138.

Transactions in put options written for the year ended March 31, 2001 were as follows:



                                    Nominal        Premiums
                                 Value Covered     Received

Outstanding put options written,
beginning of year                          --    $         --
Options written                     1,053,000       6,444,325
Options closed                     (1,053,000)     (6,444,325)
                                 ------------    ------------
Outstanding put options written,
end of year                                --    $         --
                                 ============    ============


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $199,368,273 and $1,472,496,394 for the years ended March 31,
2001 and March 31, 2000, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended March 31, 2001                  Shares        Amount

Shares sold                        15,266,799  $  318,913,625
Shares issued to shareholders
in reinvestment of
distributions                         972,446      24,787,634
                                -------------  --------------
Total issued                       16,239,245     343,701,259
Shares redeemed                   (10,466,803)   (211,184,018)
                                -------------  --------------
Net increase                        5,772,442  $  132,517,241
                                =============  ==============



Merrill Lynch Global Technology Fund, Inc., March 31, 2001


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Class A Shares for the Year                         Dollar
Ended March 31, 2000                  Shares        Amount

Shares sold                        15,778,965  $  356,655,626
Shares issued resulting from
reorganization                     15,458,403     265,325,151
                                -------------  --------------
Total issued                       31,237,368     621,980,777
Shares redeemed                    (5,644,318)   (119,410,571)
                                -------------  --------------
Net increase                       25,593,050  $  502,570,206
                                =============  ==============


Class B Shares for the Year                         Dollar
Ended March 31, 2001                  Shares        Amount

Shares sold                        15,621,807  $  332,751,183
Shares issued to shareholders
in reinvestment of
distributions                       2,003,672      50,191,988
                                -------------  --------------
Total issued                       17,625,479     382,943,171
Shares redeemed                   (18,417,679)   (349,127,664)
Automatic conversion of
shares                             (2,491,868)    (53,345,862)
                                -------------  --------------
Net decrease                       (3,284,068) $  (19,530,355)
                                =============  ==============



Class B Shares for the Year                         Dollar
Ended March 31, 2000                  Shares        Amount

Shares sold                        31,594,024  $  677,564,514
Shares issued resulting from
reorganization                     14,980,153     253,904,256
                                -------------  --------------
Total issued                       46,574,177     931,468,770
Shares redeemed                   (11,267,504)   (227,509,960)
Automatic conversion of
shares                               (906,601)    (20,582,538)
                                -------------  --------------
Net increase                       34,400,072  $  683,376,272
                                =============  ==============


Class C Shares for the Year                         Dollar
Ended March 31, 2001                  Shares        Amount

Shares sold                         4,609,970  $   98,619,549
Shares issued to shareholders
in reinvestment of
distributions                         417,191      10,450,637
                                -------------  --------------
Total issued                        5,027,161     109,070,186
Shares redeemed                    (4,329,901)    (80,251,135)
                                -------------  --------------
Net increase                          697,260  $   28,819,051
                                =============  ==============


Class C Shares for the Year                         Dollar
Ended March 31, 2000                  Shares        Amount

Shares sold                         7,405,146  $  161,331,051
Shares issued resulting from
reorganization                      1,014,152      17,187,596
                                -------------  --------------
Total issued                        8,419,298     178,518,647
Shares redeemed                    (2,619,220)    (52,392,456)
                                -------------  --------------
Net increase                        5,800,078  $  126,126,191
                                =============  ==============



Class D Shares for the Year                         Dollar
Ended March 31, 2001                  Shares        Amount

Shares sold                         4,003,423  $   88,141,312
Automatic conversion of
shares                              2,453,490      53,345,862
Shares issued to shareholders
in reinvestment of
distributions                         485,610      12,329,637
                                -------------  --------------
Total issued                        6,942,523     153,816,811
Shares redeemed                    (4,934,582)    (96,254,475)
                                -------------  --------------
Net increase                        2,007,941  $   57,562,336
                                =============  ==============


Class D Shares for the Year                         Dollar
Ended March 31, 2000                  Shares        Amount

Shares sold                         7,043,063  $  157,761,514
Automatic conversion of
shares                                896,480      20,582,538
Shares issued resulting from
reorganization                      2,596,925      44,435,997
                                -------------  --------------
Total issued                       10,536,468     222,780,049
Shares redeemed                    (3,067,065)    (62,356,324)
                                -------------  --------------
Net increase                        7,469,403  $  160,423,725
                                =============  ==============


5. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended March 31, 2001.

6. Capital Loss Carryfoward:
At March 31, 2001, the Fund had a net capital loss carryfoward of approximately $34,113,000, of which $2,823,000 expires in 2006 and $31,290,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Global Technology Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Merrill Lynch Global Technology Fund, Inc., as of March 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Technology Fund, Inc. as of March 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
May 9, 2001



Merrill Lynch Global Technology Fund, Inc., March 31, 2001


IMPORTANT TAX INFORMATION (unaudited)

Of the ordinary income distribution paid by Merrill Lynch Global
Technology Fund, Inc. to shareholders of record on July 5, 2000,
24.14% qualifies for the dividends received deductions for corporations.

Additionally, the Fund paid a long-term capital gains distribution of $.751293 per share to shareholders of record on July 5, 2000. The entire long-term capital gains distribution is subject to a maximum 20% tax rate.

Please retain this information for your records.



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Paul G. Meeks, Senior Vice President and
Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Robert E. Putney, III, Secretary

Arthur Zeikel, Director of Merrill Lynch
Global Technology Fund, Inc., has recently retired.
The Fund's Board of Directors wishes Mr. Zeikel well in his retirement.

Custodian
Brown Brothers Harriman &Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863